----------------------------------------------------------------------------------------------------------------------------
                                       OFFICE OF THE UNITED STATES TRUSTEE
----------------------------------------------------------------------------------------------------------------------------
IN RE:                                        )         DEBTOR IN POSSESSION OPERATING REPORT
                                              )         -------------------------------------
                                              )
MATTHEWS STUDIO EQUIPMENT GROUP & SUBSIDIARIES)    REPORT NUMBER   18                                           Page 1 of 3
                                              )               FOR THE PERIOD FROM: September 1, 2001
                                              )                                TO: September 30, 2001
                                              )-----------------------------------------------------------------------------
----------------------------------------------
CHAPTER 11 CASE NO. SV00-13471KL              )
----------------------------------------------
                                                           SEE ATTACHED
1.  Profit and Loss Statement
A.  Related to Business Operations:
          Gross Sales                                      -------------------
          Less Sales Returns and Discounts                 -------------------
               Net Sales                                                                        -
                                                                                 ------------------
          Less:  Cost of Goods Sold
               Beginning Inventory at Cost                                  -
                                                           ------------------
               Add:  Purchases
                                                           ------------------
               Less:  Ending Inventory at Cost                              -
                                                           ------------------
                    Cost of Goods Sold                                                          -
                                                                                 ------------------
          Gross Profit                                                                                                   -
                                                                                                         -------------------
          Other Operating Revenue (Specify)                                                                              -
                                                                                                         -------------------

Less:  Operating Expenses
       Officer Compensation
                                                           ------------------
       Salaries & Wages - Other Employees
                                                           ------------------
               Total Salaries & Wages                                                           -
                                                                                -------------------
               Employee Benefits                                                                -
                                                                                -------------------
       Payroll Taxes
                                                           ------------------
       Real Estate Taxes (Personal Property Tax)
                                                           ------------------
       Federal and State Income Taxes
                                                           ------------------
                Total Taxes                                                                     -
                                                                                -------------------
       Rent and Lease Exp. (Real and Personal Property)                     -
                                                           ------------------
       Interest Expense (Mortgage, Loan, etc.)                              -
                                                           ------------------
       Insurance
                                                           ------------------
       Automobile Expense
                                                           ------------------
       Utilities (Gas, Electric, Water, Telephone, etc.)
                                                           ------------------
       Depreciation and Amortization
                                                           ------------------
       Repairs and Maintenance
                                                           ------------------
       Advertising                                                          -
                                                           ------------------
       Supplies, Office Expenses, Photocopies, etc.
                                                           ------------------
       Bad Debts                                                            -
                                                           ------------------
       Miscellaneous Operating Expenses (Specify)                                               -
                                                           ----------------------------------------
               Total Operating Expenses                                                                                  -
                                                                                                         -------------------
       Net Gain/(Loss) from Business Operations                                                                          -
                                                                                                         -------------------
B.  Not Related to Business Operations
       Income:
               Interest Income
                                                                                -------------------
               Other Non-Operating Revenues (Specify)
                                                                                -------------------
               Gross Proceeds on Sale of Assets
                                                           ------------------
               Less:  Original Cost of Assets plus
                      Expenses of Sale
                                                           ------------------
                    Net Gain/(Loss) on Sale of Assets                           -------------------
                                                                                                         -------------------
               Total Non-Operating Income

       Expenses Not Related to Business Operations:
               Legal and Professional Fees
                                                                                -------------------
               Other Non-Operating Expenses (Specify)
                                                                                -------------------
                    Total Non-Operating Expenses                                                                         -
                                                                                                         -------------------

          NET INCOME /(LOSS) FOR PERIOD                                                                                  -
                                                                                                         ===================
----------------------------------------------------------------------------------------------------------------------------
Revised April 1989                                                         OPERATING REPORT                         UST-4
----------------------------------------------------------------------------------------------------------------------------

MATTHEWS STUDIO EQUIPMENT GROUP & SUBSIDIARIES
Statement of Operations for the Period  September 30, 01
---------------------------------------------------------------------------------------------------------------
($000's)


REVENUES

    Sales                                                                                                    -
    Rental revenues                                                                                          -
                                                                                              -----------------
       Total  revenues                                                                                       -

    Cost of goods sold                                                                                       -
    Cost of rental operation                                                                                 -
                                                                                              -----------------
       Total cost of sales and rental                                                                        -


       Gross profits                                                                                         -

    Selling expense                                                                                          -
    General & administration                                                                                16
                                                                                              -----------------
       Total operating expenses                                                                             16


       Operating profit                                                                                    (16)

    Depreciation & amortization                                                                              -
    Coporate Interest allocation                                                                             -
    DIP Interest                                                                                             -
    Other income & expenses                                                                                  -
                                                                                              -----------------

    Earnings before reorganization items & income tax provision                                            (16)

    Reorganization items:
    Loss from sales of assets/Closing cost of facility                                                       -
    Professional fees                                                                                       74
    Provision for rejected executory contracts                                                               -
    Interest earned on accumulated cash resulting from chapter 11 Proceeding                              (178)
                                                                                              -----------------
       Total reorganization items                                                                         (104)


       Income(loss) before income tax provision                                                             88
    Income tax (benefits)                                                                                    -
                                                                                              -----------------
       Net income (loss)                                                                                    88
                                                                                              =================

--------------------------------------------------------------------------------
                  DEBTOR IN POSSESSION OPERATING REPORT NO. 18
--------------------------------------------------------------------------------
                                                                  Page 2 of 3

2. Aging of Accounts Payable and Receivable (exclude pre-petition debt from accounts payable):

                               --------------------------------------------
                                Accounts Payable      Accounts Receivable
                               --------------------------------------------
Current         Under 30 days                  $0                        $0
Overdue         31 - 60 days                   $0                        $0
Overdue         61 - 90 days                   $0                        $0
Overdue         91 - 120 days                  $0                        $0
Overdue         121 + days                     $0                $1,013,328
                               --------------------------------------------
Total                                          $0                $1,013,328
                               --------------------------------------------

3.  Statement of Status of Payments to Secured Creditors and Lessors:        N/A

---------------------------------------------------------------------------------------------------------
                       Frequency of                                                   Post-Petition
                       Payments per       Amount of                                Payments Not Made
                                                                              ---------------------------
    Creditor/Lessor   Lease/Contract    Each Payment     Next Payment Due         Number     Amount
---------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------

4.  Tax Liability:


              Gross Payroll Expense For Period                      $0 *SEE NOTE
                                                         -------------
              Gross Sales for Period Subject to Sales Tax           $0
                                                         -------------

                                     -------------------------------------------------------------------
                                                                              Post Petition Taxes
                                               Date Paid    Amount Paid *        Still Owing
                                     -------------------------------------------------------------------
Federal Payroll and Withholding Taxes                      $0                 $0
State Payroll and Withholding Taxes                        $0                 $0
State Sales and Use Tax                                    $0                 $0
Real Property Taxes                                        $0                 $0
                                     -------------------------------------------------------------------

* Attach photocopies of depository receipts from taxing authority or financial institution to verify that such deposits or payments have been made.

5.  Insurance Coverage

                                         -------------------------------------------------------------------
                                           Carrier/             Amount of         Policy     Premium Paid
                                             Agent              Coverage         Exp. Date    Thru Date
                                         -------------------------------------------------------------------
Worker's Compensation                     GULF INS CO                             10/1/01      10/1/01
Liability                                 GULF INS CO              SEE            10/1/01      10/1/01
Fire and Extended Coverage                GULF INS CO           ATTACHED          10/1/01      10/1/01
Property                                  GULF INS CO   (Not Filed with Form 8K)  10/1/01      10/1/01
Theft                                         CNA                                 10/1/01      10/1/01
Life (Beneficiary:________________)      TRANSAMERICA
Vehicle                                   GULF INS CO                             10/1/01      10/1/01
Other                                   INSURANCE WEST                            10/1/01      10/1/01

         *NOTE: PAYROLL IS PAID BY MATTHEWS STUDIO EQUIPMENT GROUP, AND IS ALLOCATED TO THE SUBSIDIARY INCURRING THE PAYROLL EXPENSE.
                  ALL PAYROLL TAXES ARE PAID BY ADP

--------------------------------------------------------------------------------
                  DEBTOR IN POSSESSION OPERATING REPORT NO. 18
--------------------------------------------------------------------------------
                                                                   Page 3 of 3
6.  Questions:

     A. Has the Debtor provided to any officers, directors, shareholders, or other principals compensation without the approval of the Office of the United States Trustee?
               _____ :  Yes   Explain: _________________________________________
                     X  :No
     B. Has the Debtor, subsequent to the filing of the petition made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?
               _____ :  Yes   Explain: _________________________________________
                     X  :   No


7.  Statement of Unpaid Professional Fees (Post-Petition Only):

          ---------------------------------------------------------------------------
                                                        Type           Post-Petition
                       Name of Professional           Professional     Unpaid Total**
          ---------------------------------------------------------------------------
             Crossroads, LLC                  Turnaround management           -          Estimated
             George Nicolais                  Financial advisor           6,007          Estimated
             Klee Tuchin Bogdanoff & Stern    Counsel                    13,343          Estimated
             Latham Watkins                   Counsel                         -
             Stutman Treister                 Counsel                     7,083          Estimated
             Imperial Capital, LLC            Financial advisor               -
             Holland & Knight                 Counsel                     3,809          Estimated
             Ernst & Young                    Independent Auditors            -
          ---------------------------------------------------------------------------

    **NOTE: Professional fees are paid by Matthews Studio Equipment Group for all the subsidiaries.

8. Narrative Report of Significant Events And Events Out Of The Ordinary Course Of Business:

N/A



9. Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)

---------------------------------------------------------------------------------------------------------------------
                         Quarterly
          Quarterly    Disbursements      Quarterly                                                Quarterly
        Period Ending   for Quarter          Fee         Date Paid     Amount Paid    Check No.  Fee Still Owing
---------------------------------------------------------------------------------------------------------------------
              6/30/00   $7,108,942.00      $24,500.00       7/31/00   $24,500.00          2408
              9/30/00   $7,208,343.00      $21,500.00      10/24/00   $21,500.00          1395
             12/31/00   $7,053,994.00      $21,000.00       1/26/01   $21,000.00          1543
              3/31/01   $5,307,500.00      $18,250.00       4/27/01   $18,250.00          1643
              6/30/01  $11,171,217.00      $16,250.00       7/26/01   $16,250.00          1710
              9/30/01     $793,270.00       $6,500.00      10/23/01    $6,500.00          1767
---------------------------------------------------------------------------------------------------------------------


I, Ellen Gordon, Estate Representative, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated: October 31, 2001                              Signed:  Ellen Gordon

--------------------------------------------------------------------------------
                      OFFICE OF THE UNITED STATES TRUSTEE                 PAGE 1

                        CENTRAL DISTRICT OF CALIFORNIA
--------------------------------------------------------------------------------

------------------------------------------------
IN RE:                                          )                             DEBTOR IN POSSESSION INTERIM STATEMENT
                                                )
        Matthews Studio Equipment Group         )                                         STATEMENT NO. 18
                                                )                                   FOR THE PERIOD FROM: 09/01/01
                                         DEBTOR )                                                    TO: 09/30/01
------------------------------------------------)       ---------------------------------------------------------
CHAPTER 11 CASE NO.  SV 00 13471 KL             )            General            Concentration          Payroll
------------------------------------------------             Account               Account             Account
                                                        ---------------------------------------------------------
CASH ACTIVITY ANALYSIS
                                                        ---------------------------------------------------------
A. Total Receipts Per All Prior Interim Statements      $   36,102,698.85     $   25,490,460.88   $   294,606.93

B. Less: Total Disbursements Per All Prior              $   36,102,698.85     $   24,716,770.50   $   294,606.93
     Interim Statements
                                                        ---------------------------------------------------------
C. Beginning Balance                                    $            0.00     $      773,690.38   $         0.00
                                                        ---------------------------------------------------------
D. Receipts During Current Period

     Per Attached Schedule (Not Filed with Form 8K)     $   18,192,982.94     $   18,250,773.40   $         0.00
                                                        ---------------------------------------------------------
E. Balance Available                                    $   18,192,982.94     $   19,024,463.78   $         0.00
                                                        ---------------------------------------------------------
F. Less: Disbursements During Period

    Per Attached Schedule (Not Filed with Form 8K)      $   18,192,982.94     $      142,237.36   $         0.00
                                                        ---------------------------------------------------------
G. Ending Balance                                       $            0.00     $   18,882,226.42   $         0.00
                                                        ---------------------------------------------------------
                                                  ----------------------------------------------------------------------------------
                                                   Tax      Pre-Chapter   Investment    Professional       CD          5-Month CD
                                                  Account     Payroll       Account       Account        Account         Account
                                                  ----------------------------------------------------------------------------------
A. Total Receipts Per All Prior Interim Statements  $0.00  $ 5,853,490.72 $ 4,608,859.36 $ 3,482,234.85 $ 355,957.03 $ 14,315,966.00

B. Less: Total Disbursements Per All Prior          $0.00  $ 5,847,583.77 $ 4,238,300.04 $ 3,482.234.85 $ 355,957.03 $  4,726,668.06
    Interim Statements
                                                  ----------------------------------------------------------------------------------
C. Beginning Balance                                $0.00  $     5,906.95 $   370,559.32 $         0.00 $       0.00 $  9,589,297.94
                                                  ----------------------------------------------------------------------------------
D. Receipts During Current Period

    Per Attached Schedule (Not Filed with Form 8K)  $0.00              --      55,846.77      74,186.39           --       84,354.35
                                                  ----------------------------------------------------------------------------------
E. Balance Available                                $0.00  $     5,906.95 $   426,406.09 $    74,186.39 $       0.00 $  9,673,652.29
                                                  ----------------------------------------------------------------------------------
F. Less: Disbursements During Period

    Per Attached Schedule (Not Filed with Form 8K)  $0.00              --      74,186.39      74,186.39           --    9,673,652.29
                                                  ----------------------------------------------------------------------------------
G. Ending Balance                                   $0.00  $     5,906.95 $   352,219.70 $         0.00 $       0.00 $          0.00
                                                  ----------------------------------------------------------------------------------

H. ACCOUNT INFORMATION
   (1).  General Account                      (5). Pre-Chapter Payroll Account         (9). 5-Month Liquid Certificate of of Deposit
         (a)   City National Bank 4605              (a)  Western Security Bank 4100 W.      (a)  City National Bank 4605 Lankershim
               Lankershim Blvd. No.                      Alameda Ave.,Burbank, Ca.               Blvd. No. Hollywood, Ca.
               Hollywood, Ca.
         (b)   411952738                            (b)  001064088                          (b)  411955893
   (2).  Concentration Account                (6). Investment Account
         (a)   City National Bank 4605              (a)  City National Bank 4605
               Lankershim Blvd. No.                      Lankershim Blvd. No.
               Hollywood, Ca.                            Hollywood, Ca.
         (b)   411952886                            (b)  BHS-072281
   (3).  Payroll Account                      (7). Professional Account
         (a)   City National Bank 4605              (a)  City National Bank 4605
               Lankershim Blvd. No.                      Lankershim Blvd. No.
               Hollywood, Ca.                            Hollywood, Ca.
         (b)   411952800                            (b)  411953459
   (4).  Tax Account                          (8). Certificate of of Deposit
         (a)   City National Bank 4605              (a)  City National Bank 4605
               Lankershim Blvd. No.                      Lankershim Blvd. No.
               Hollywood, Ca.                            Hollywood, Ca.
         (b)   411952851                            (b)  411956334



I. Other Monies On Hand:  None

I, Ellen Gordon, Estate Representative, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowlege:

Dated:  October 26, 2001                       Signed:  Ellen Gordon
---------------------------------              ------------------------------
--------------------------------------------------------------------------------